Putnam

VT Sustainable Leaders

Fund

Summary Prospectus	May 1, 2026

Class IA (-), Class IB (-)

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information, reports to shareholders and other information about the fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling 1-800-225-1581 or by sending an e-mail request to funddocuments@putnam.com.

The fund’s prospectus and statement of additional information, both dated May 1, 2026, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Goal

The fund seeks long-term capital appreciation.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The fees and expenses information does not reflect insurance-related charges or expenses borne by contract holders indirectly investing in the fund. If it did, expenses would be higher.

Annual Fund Operating Expenses

(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses
Class IA	0.53%	None	0.10%	0.63%
Class IB	0.53%	0.25%	0.10%	0.88%

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example does not reflect insurance-related charges or expenses. If it did, expenses would be higher. It assumes that you invest $10,000 in the fund for the time periods indicated and then redeem or hold all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date). Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class IA	$64	$201	$350	$786
Class IB	$90	$281	$488	$1,084

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 43%.

Investments, risks, and performance

Investments

The fund invests mainly in common stocks of U.S. companies of any size, with a focus on companies that the Investment Manager, as defined below, believes exhibit a commitment to financially material sustainable business practices. The fund may also invest in non-U.S. companies. In evaluating investments for the fund, the Investment Manager views “financially material sustainable business practices” as business practices that it believes are reasonably likely to impact the financial condition or operating performance of a company and that relate to environmental, social, or corporate governance (“ESG”) issues. The Investment Manager identifies relevant ESG issues on a sector-specific basis using an internally developed materiality map, which is informed by the industry-specific financial materiality framework of the Sustainability Accounting Standards Board (“SASB,” now incorporated in the International Financial Reporting Standards Foundation). As part of this analysis, the Investment Manager may utilize metrics and information such as emissions data, carbon intensity, sources of energy used for operations, water use and re-use, water generation, waste diversion from landfill, employee safety and diversity data, supplier audits, product safety, board composition, and incentive compensation structures. Stocks of companies that exhibit a commitment to financially material sustainable business practices are typically, but not always, considered to be growth stocks. Growth stocks are stocks of companies whose revenues, earnings, or cash flows are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. The Investment Manager may consider, among other factors, a company’s sustainable business practices (as described above), valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also invest in non-U.S. companies.

Under normal circumstances, the fund invests at least 80% of the value of its net assets in securities that meet the Investment Manager’s sustainability criteria. These criteria are based on a proprietary materiality map that is informed by the industry-specific financial materiality framework of SASB. In applying these criteria, the Investment Manager will assign each company a proprietary ESG rating ranging from 1 to 4 (1 indicating the highest (best) ESG rating and 4 indicating the lowest (worst) ESG rating). In order to meet the Investment Manager’s sustainability criteria for purposes of this investment policy, a company must be rated 2 or 1 by the Investment Manager. This policy is non-fundamental and may be changed only after 60 days’ notice to shareholders. In selecting each investment, the Investment Manager focuses on companies that have a demonstrated commitment to sustainable business practices in areas that are relevant and material to their long-term financial returns and risk profiles. The Investment Manager believes that companies that have exhibited such a commitment also often demonstrate potential for strong financial growth. This commitment may be reflected through ESG policies, practices, or outcomes. The fund’s approach to sustainable investing incorporates fundamental research together with consideration of ESG factors. Environmental factors include, for example, a company’s carbon intensity and use of resources like water or minerals. Sustainability measures in this area might include plans to reduce waste, increase recycling, raise the proportion of energy supply from renewable sources, or improve product design to be less resource intensive. Social factors include, for example, labor practices and supply chain management. Sustainability measures in this area might include programs to improve employee well-being, commitment to workplace equality and diversity, or improved stewardship of supplier relationships and working conditions. Corporate governance factors include, for example, board composition and executive compensation. Sustainability measures in this area might include improvements in board independence or diversity, or alignment of management incentives with the company’s strategic sustainability objectives. The Investment Manager’s integrated approach combines analysis of the growing body of ESG data and deep fundamental analysis and looks for companies that demonstrate leadership, beyond compliance, on relevant sustainability issues. The characteristics that the Investment Manager may use when considering sustainability leadership include:

(1) Material. Focused on strategic, business-relevant issues.

(2) Proactive. Actions that go beyond basic requirements to create potential business benefit.

(3) Transparent. Reporting that is relevant, timely, and candid.

(4) Effective. Creating benefits both within the firm and beyond its corporate borders.

Risks

It is important to understand that you can lose money by investing in the fund.

Market risk: The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, outbreaks of infectious illnesses or other widespread public health issues, and factors related to a specific issuer, asset class, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings, may negatively impact the fund’s performance, and may exacerbate other risks to which the fund is subject.

Common stock risk: Common stock represents an ownership interest in a company. The value of a company’s stock may fall or fail to rise as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also other companies in the same industry or in a number of different industries, such as increases in production costs.

Growth stocks may be more susceptible to earnings disappointments and the market may not favor growth-style investing. These risks are generally greater for small and midsized companies. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors.

Foreign investments risk: The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of economic sanctions or currency or other restrictions, or high levels of inflation), and may be or become illiquid.

Sustainable investing risk: Investing with a focus on companies that exhibit a commitment to sustainable practices may result in the fund investing in certain types of companies, industries or sectors that the market may not favor. In evaluating an investment opportunity, the Investment Manager may make investment decisions without the availability of optimal ESG-related data or based on information and data that is incomplete or inaccurate. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG scorings and assessments of issuers can vary across third-party data providers and may change over time. The Investment Manager does not rely exclusively on third party data providers in evaluating ESG criteria. ESG information from third party providers may be incomplete, inaccurate or unavailable. In addition, a company’s business practices, products or services may change over time. As a result of these possibilities, among others, the fund may temporarily hold securities that are inconsistent with the Investment Manager’s sustainable investment criteria. Regulatory changes or interpretations regarding the definitions and/or use of ESG or other sustainability criteria could have a material adverse effect on the fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective, as well as the ability of certain classes of investors to invest in funds, such as the fund, whose strategies include ESG or other sustainability criteria.

Large shareholder transaction risk: The fund is subject to the risk that shareholders will purchase or redeem large quantities of shares of the fund. The fund may be an investment option for mutual funds that are managed by the Investment Manager and its affiliates as “funds of funds.” Additionally, other investors from time to time may make substantial investments in the fund. Such shareholders may at times be considered to control the fund. In addition, a large number of shareholders may collectively purchase or redeem fund shares in large amounts rapidly or unexpectedly. Large shareholder transactions may adversely affect the fund’s liquidity and net assets. These redemptions may also adversely affect the fund’s performance if the fund is forced to sell securities, which may also increase the fund’s brokerage costs.

Management and operational risk: There is no guarantee that the investment techniques, analyses, or judgments that the Investment Manager applies in making investment decisions for the fund will produce the intended outcome or that the investments selected for the fund will perform as well as other securities that were not selected for the fund. The Investment Manager, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class IA shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of a broad measure of market performance, an additional index with characteristics relevant to the fund and the Putnam VT Sustainable Leaders Linked Benchmark, which represents the performance of the Russell 3000® Growth Index through August 31, 2019, and the performance of the S&P 500® Index thereafter. Before April 30, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for the periods before this date. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value per share, available at www.franklintempleton.com.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Insurance-related charges or expenses are not reflected in the performance information below, and if those charges were included, returns would be less than those shown.

Annual total returns for class IA shares

Best Quarter:	Q2 2020	24.12%
Worst Quarter:	Q2 2022	-17.79%

Average annual total returns

(for periods ended 12/31/25)

Share class	1 year	5 years	10 years
Class IA	10.99%	10.62%	14.98%
Class IB	10.69%	10.34%	14.69%
Russell 3000 Index (no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
S&P 500 Index (no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Putnam VT Sustainable Leaders Linked Benchmark (no deduction for fees, expenses or taxes)	17.88%	14.42%	15.75%

Important data provider notices and terms are available at www.franklintempletondatasources.com. Such information is subject to change.

Your fund’s management

Investment Manager

Putnam Investment Management, LLC (“Putnam Management” or the “Investment Manager”)

Sub-advisors

Franklin Advisers, Inc. (“Franklin Advisers”)

Franklin Templeton Investment Management Limited (“FTIML”)

Portfolio managers

Stephanie Dobson

Portfolio Manager of Putnam Management and portfolio manager of the fund since 2018.

Rob Forker

Portfolio Manager of Putnam Management and portfolio manager of the fund since 2025.

Purchase and sale of fund shares

Fund shares are offered to separate accounts of various insurance companies and to funds offered exclusively to separate accounts of insurance companies that have an agreement with the fund’s distributor, Franklin Distributors, LLC (the “Distributor”). The fund requires no minimum investment, but insurers may require minimum investments from those purchasing variable insurance products for which the fund is an underlying investment option. Insurers may purchase or sell shares on behalf of separate accounts by submitting an order to the Distributor any day the New York Stock Exchange (“NYSE”) is open. Some restrictions may apply.

Tax information

Generally, owners of variable insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates and distributions to contract owners younger than 59 1⁄2 may be subject to a 10% penalty tax. For more information, please see the prospectus (or other offering document) for your variable insurance contract.

Payments to insurance companies

The fund is offered as an underlying investment option for variable insurance contracts. The fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) and dealers for distribution and/or other services. These payments may create an incentive for the insurance company to include the fund, rather than another investment, as an option in its products and may create a conflict of interest for dealers in recommending the fund over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

Information about the Summary Prospectus, Prospectus, and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Additional information, including current performance, is available at www.franklintempleton.com, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

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38927-PSUM 05/26